UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 14, 2023
Date of report (Date of earliest event reported)

NEVADA CANYON GOLD CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55600	46-5152859
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

316 California Ave., Suite 543 Reno, Nevada	89509
(Address of Principal Executive Offices)	(Zip Code)

(888) 909-5548
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Copies to:

Janus Capital Law Group

Attn.: Deron Colby, Esq.

22 Executive Park, Suite 250

Irvine, California 92614

Phone: (949) 633-8965

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NGLD	OTC Markets (Pinks)

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

The Board of Directors of Nevada Canyon Gold Corp. (the “Company”) has conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

As a result of this process on April 14, 2023, the Board appointed Assure CPA LLC (“Assure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board’s appointment of Assure has been approved by a majority written consent of the Company’s shareholders, which consists of 64% of the shares eligible to vote on such matters. The Company’s formal engagement of Assure remains subject to Assure completing its client acceptance process. In conjunction with the selection of Assure to serve as the Company’s independent registered public accounting firm, the Board dismissed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) from that role.

DMCL’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022, and December 31, 2021, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022, and December 31, 2021, respectively, there were (i) no disagreements between the Company and DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DMCL with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that DMCL furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of DMCL’s letter, dated April 14, 2023, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 14, 2023, the Board of Directors appointed Assure as the Company’s independent public accounting firm for the fiscal year ending December 31, 2023, subject to the approval of the Company’s shareholders. The formal engagement of Assure remains subject to Assure completing its client acceptance process. During the fiscal years ended December 31, 2022, and December 31, 2021, respectively, neither the Company nor anyone acting on its behalf has consulted with Assure on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Dale Matheson Carr-Hilton Labonte LLP dated April 14, 2023, to the SEC regarding statements in this Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CANYON GOLD CORP.

Date: April 14, 2023	By	/s/ Jeffrey A. Cocks
Jeffrey A. Cocks
President and Secretary